NASDAQ: OCFC

OceanFirst Financial Corp.
OceanFirst Financial Corp.
John R. Garbarino, Chairman, President & CEO
John R. Garbarino, Chairman, President & CEO
Michael J. Fitzpatrick, Executive Vice President & CFO
Michael J. Fitzpatrick, Executive Vice President & CFO
INVESTOR PRESENTATION
INVESTOR PRESENTATION
NOVEMBER 2007
NOVEMBER 2007
Exhibit 99.1
Exhibit 99.1

NASDAQ: OCFC

OceanFirst Financial Corp.
OceanFirst Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal
Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

OceanFirst Financial Today
OceanFirst Financial Today
Holding Company for the 105 year old financial services firm serving the community banking needs of the attractive Central New Jersey
Shore growth market between the major metropolitan areas of New
York City and Philadelphia
$1.9 Billion in Assets – 20 OceanFirst Bank branches within a tightly defined market area and 2 satellite loan production offices
Emerging from an unfortunate foray into wholesale nonprime
mortgage banking – Columbia Home Loans (CHL)
Transitioning the Bank’s balance sheet to reduce a historical over-
reliance on CD funding and residential mortgage portfolio lending
Growing fee and service charge income through maturity of new business lines and continual product line expansion
Responding to the Economic Environment, Governance, Compliance
& Risk Management challenges of the day

NASDAQ: OCFC 4 Attractive Market Area Attractive Market Area

NASDAQ: OCFC

Ocean County –
Ocean County –
Fastest Growing County in NJ
Fastest Growing County in NJ
558,000 people in Ocean County in 2005
• 9.3% increase since 2000
• Outpacing NJ (3.6% increase)
• Outpacing US (5.3% increase)
$52,065 Ocean County median household income in 2005
• 12.1% increase since 2000
83% Home Ownership in Ocean County
• Outpacing NJ (65%)
• Outpacing US (66%)
Source: US Census Bureau

NASDAQ: OCFC

Ocean County Deposit Market Share
Ocean County Deposit Market Share
Total
# of  Deposits Market
Bank Branches (000) Share %
Commerce 20 $1,753,891 14.9
Wachovia 28 $1,729,790 14.7
Hudson City Savings 12 $1,687,719 14.3
Sovereign 26 $1,445,889 12.3
OceanFirst 16 $1,184,539 10.1
Bank of America 28 $1,049,874 8.9
Source:  FDIC – Data as of June 30, 2007

NASDAQ: OCFC 7 Growth Opportunities in Market Growth Opportunities in Market New Branches Committed Monmouth Freehold Wall Ocean Bayville Toms River Waretown Headquarters

NASDAQ: OCFC

Ten Years Delivering Shareholder Value
Ten Years Delivering Shareholder Value
Average Annual/Total
Shareholder Return
(1996 – 2006)
15.6%
Note:  Data as of 9/30/06 prior to adverse effects of CHL nonprime mortgage banking write-offs
25.8% 25.8% $10,313,000 $10,313,000 $1,376,000 $1,376,000 Fee and Service Charge Income Fee and Service Charge Income
10.2% 10.2% 14.1% 14.1% 6.0% 6.0% ROE ROE
13.2% 13.2% .80 .80 .27 .27 Annual Dividend Annual Dividend
11.9% 11.9% $1.58 $1.58 $.59 $.59 EPS EPS
CAGR CAGR
Last 12 Months Last 12 Months
Sept. 30, 2006 Sept. 30, 2006
Year Ended Year Ended
Dec. 31, 1997 Dec. 31, 1997
10.3% 10.3% 825,158,000 825,158,000 317,070,000 317,070,000 Core Deposits Core Deposits
9.8% 9.8% $1,714,760,000 $1,714,760,000 $690,306,000 $690,306,000 Total Loans Total Loans
CAGR CAGR 9/30/2006 9/30/2006 12/31/1996 12/31/1996

NASDAQ: OCFC

CHL –
CHL –
Nonprime Lending Meltdown
Nonprime Lending Meltdown
- Exposure Covered $404.9 Million
$  10.7 Million Loss on Sale and Market Writedown on Nonprime
Loans – 2007
$  13.4 Million Total Provision for Repurchased Loans – 2006 and 2007
$    2.8 Million Reserve for Repurchased Loans at September 30, 2007
$618,000 Repurchase Requests Outstanding at September 30, 2007
$66.3 Million
Loans Repurchased and Retained $  2.1 Million
Loans Repurchased and Resold $12.2 Million
Individual Settlements $  6.4 Million
Comprehensive Settlements $45.6 Million
$  66.3 Million Repurchase Requests Received and Resolved:
$480.2 Million Loans Sold – 1/1/06 – 6/30/07

NASDAQ: OCFC

Mortgage Banking Cyclicality –
Mortgage Banking Cyclicality –
Ends Disastrously
Ends Disastrously
CHL Quarterly EPS Contribution
-0.80
-0.70
-0.60
-0.50
-0.40
-0.30
-0.20
-0.10
0.00
0.10
1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3
2001 2002 2003 2004 2005 2006 2007

NASDAQ: OCFC

Core Bank –
Core Bank –
Earnings Stabilized
Earnings Stabilized
Quarterly EPS – Without CHL
0.41
0.37
0.39
0.41
0.40
0.38
0.36
0.38
0.25
0.39
0.36
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35
0.40
0.45
0.50
1 2 3 4 1 2 3 4 1 2 3
2006
2007
(1)
(1) Net of CHL $.06/share Goodwill write-off on Bank’s financial statements
2005

NASDAQ: OCFC 12 0 500 1000 1500 2000 2500 Total Assets 2007 Balance Sheet Has Contracted 2007 Balance Sheet Has Contracted At December 31, unless otherwise indicated.

NASDAQ: OCFC

0
200
400
600
800
1000
1200
1400
1600
Core Deposits CD's
2007 Deposit Runoff
2007 Deposit Runoff
At December 31, unless otherwise indicated.  Core deposits include all deposits other than certificates.

NASDAQ: OCFC 14 2007 Loan Portfolio Mix 2007 Loan Portfolio Mix At December 31 unless otherwise indicated. 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Commercial Mortgage and Consumer

NASDAQ: OCFC

In this Environment……Managing Carefully
In this Environment……Managing Carefully
Recovering from CHL shutdown
Enterprise-wide Risk Management matures
Exercise discipline/restraint in growth initiatives
Take what the market gives without forcing growth
Issue Tier II Capital to support share repurchases

NASDAQ: OCFC

Current External Challenges
Current External Challenges
Yield curve – economic uncertainty
Aggressive CD pricing dominating consumer choice
Margin pressure from depositor preference shift
Credit market turmoil intensifying
Tenuous credit quality – looming real estate recession???

NASDAQ: OCFC

Three Year Business Plan Imperatives
Three Year Business Plan Imperatives
Focus on disciplined de novo branch and core account
development to support the margin, drive asset/revenue growth
Target commercial lending as the focus of portfolio growth,
further improving the loan portfolio mix
Grow non-interest income, a key driver of top-line revenue,
through re-adjustment and maturation of business initiatives
Improve operating efficiency through both revenue enhancement and expense control following the shuttering of CHL
Deliver all financial services within the Bank’s existing geographic market under the strong sales, service and credit cultures
• Capitalizing on the unique advantage of being the local community service minded alternative to mega-banks
A challenging return to double-digit EPS growth rates

NASDAQ: OCFC

Targets Need to Reset
Targets Need to Reset
Commercial & Consumer Loan Mix 34% 38%
Revenue Mix (percent of total revenue)
• Fee and Service Charge 17%        20%
Balance Sheet transformation will drive goal of EPS growth
Current 2010
Core Deposit Mix 64% 70%

NASDAQ: OCFC

Core Deposit Funding
Core Deposit Funding
20 Branches within a tightly defined footprint provide
significant presence, market share
TD Banknorth/Commerce removes toughest retail competitor
Disciplined de novo branching and core deposit generation
• Over 11 years, 12 branches were opened with an average core deposit mix of 70%
Recent branch activity in our growth market
• 2006
– Branches in Barnegat and Little Egg Harbor
– Whiting branch successfully relocated
• 2007
– New branches in Freehold and Bayville delayed to early 2008
• 2008
– Waretown and Wall’s second office

NASDAQ: OCFC

Non-Interest Income Initiatives
Non-Interest Income Initiatives
Largest reverse mortgage originator headquartered in NJ,
one of a handful of select, nationwide FNMA seller/servicers
• Generating $1.2 million in fee income in 2007 and growing rapidly in fertile market
Trust Department revenues continue to grow
• $1.3 million in 2007
• $158 million assets under management
Internalizing the sale of non-insured alternative investment products currently outsourced to third party provider
• $1.1 million in 2007

NASDAQ: OCFC

Credit Risk Supported by Portfolio Composition
Credit Risk Supported by Portfolio Composition
Commercial Lending
• Diversified, low risk $364 million portfolio
Commercial real estate - 87%    $537,000 average
C & I - 13% $127,000 average
Only 7 large relationships, $7 to $12 million exposures
Limited exposure to residential construction lending
• No large, speculative subdivisions
Strong credit quality indicators through 3Q 07
• Non-performing loans total $9.2 million (54 bps of total loans receivable)
$4.2 million consists of loans written down following 2007 market retreat
• Net charge-offs of only $76,000 YTD
• Net charge-offs averaged only 3 bps of net loans over past 10 years

NASDAQ: OCFC

0
2000
4000
6000
8000
10000
12000
14000
16000
18000
0
5
10
15
20
25
Cumulative Repurchases Capital Ratio
Capital ratios are as of December 31 unless otherwise indicated. Share repurchases are for the year ended December 31 unless otherwise indicated.
Share Repurchase Plans –
Share Repurchase Plans –
Capital Leveraged
Capital Leveraged

NASDAQ: OCFC

Repurchase Program Supporting EPS Growth
Repurchase Program Supporting EPS Growth
Repurchased 17.0 million shares in total; 62% of original issue
Current authority for repurchase of 489,000 shares
Current program funded through the issuance of Tier II Capital
• $5.0 million of subordinated debt issued in 2005
• $12.5 million of trust preferred securities issued during 2006
• $10.0 million of trust preferred securities issued during 2007
• Potential for issuance of additional $10.0 million

NASDAQ: OCFC

Building Additional Shareholder Value
Building Additional Shareholder Value
In the long run, we hope you agree the following
undoubtedly create value for the long term OCFC investor:
• Maturing Enterprise-wide Risk Management commitment
rebuilds OceanFirst credibility to effectively manage risk
• Lower risk, streamlined business plan to deliver earnings
growth in an improving economic environment
• Attractive cash dividend and potential share repurchases
proactively manage capital and support EPS
• Franchise Value is enhanced in a most attractive
Central New Jersey Shore Market
• Strong Total Shareholder Returns are restored for the
OCFC investor

NASDAQ: OCFC 25 Thank you for your Thank you for your interest in interest in OceanFirst OceanFirst Financial Corp. Financial Corp.